Exhibit 10.36
PURCHASE AND SALE AGREEMENT
          This PURCHASE AND SALE AGREEMENT (this “Agreement”) is made this 26th day of March, 2010, by and among HSRE-CAMPUS CREST IA, LLC, a Delaware limited liability company (“HSRE JV I Member”), HSRE-CAMPUS CREST IIA, LLC, a Delaware limited liability company (“HSRE JV II Member”), HSRE-CAMPUS CREST IIIA, LLC, a Delaware limited liability company (“HSRE JV III Member”) (collectively, “HSRE JV Members” or “Sellers”), HSRE-CAMPUS CREST GP I, LLC, a Delaware limited liability company (“HSRE CC GP I”), CAMPUS CREST COMMUNITIES OPERATING PARTNERSHIP, LP, a Delaware limited partnership (“Purchaser”), THE GROVE STUDENT PROPERTIES, LLC, a North Carolina limited liability company (“CC Manager”), CAMPUS CREST AT SAN MARCOS GP, LLC, a Delaware limited liability company (“CC San Marcos GP”), and CAMPUS CREST COMMUNITIES, INC., a Maryland corporation (“Campus Crest REIT”).
RECITALS:
          WHEREAS, Campus Crest REIT intends to file an S-11 Registration Statement for a proposed initial public offering of capital shares in Campus Crest REIT (the “IPO”);
          WHEREAS, pursuant to the terms and conditions set forth in this Agreement, Sellers and Purchaser agree that, following the consummation of the IPO and the satisfaction of certain additional conditions precedent as described herein, the following shall occur;
1.	HSRE JV I Member will sell to Purchaser (or an affiliate of Purchaser designated by Purchaser and reasonably approved by HSRE JV I Member) (i) a 9.9% membership interest (the “JV I CC Interest”) in HSRE-Campus Crest I, LLC, a Delaware limited liability company (“JV I”), and (ii) an additional 39.9% membership interest in JV I (the “JV I HSRE Interest” and, collectively with the JV I CC Interest the “JV I Interest”), such that the HSRE JV I Member shall own a 50.1% membership interest and the Purchaser shall own a 49.9% membership interest in JV I;

2.	After the transactions contemplated under paragraph 1 above are effectuated, HSRE JV I Member will sell to Purchaser (or an affiliate of Purchaser designated by Purchaser and reasonably approved by HSRE JV I Member) its remaining indirect interest in the San Marcos property (the “San Marcos Property”) as follows: (i) JV I will distribute to each of HSRE JV I Member and Campus Crest Ventures III, LLC, a Delaware limited liability company (“CC JV I Member”) its respective ownership interest (the “San Marcos LP Interest”) in Campus Crest at San Marcos, LP, a Delaware limited partnership (the “San Marcos Property Owner”), (ii) immediately thereafter, HSRE JV I Member will sell its San Marcos LP Interest to Purchaser, (iii) HSRE CC GP I will distribute to JV I its 1% ownership interest (the “San Marcos GP Interest”) in the San Marcos Property Owner; (iv) JV I will distribute to each of HSRE JV I Member and CC JV I Member its respective San Marcos GP Interest; and (v) immediately thereafter, HSRE JV I Member will sell its San Marcos GP Interest to CC San Marcos GP (the San Marcos GP Interest and the San Marcos LP Interest shall be referred to herein, collectively, as the “San Marcos Interest”);

3.	HSRE JV II Member will sell to Purchaser (or an affiliate of Purchaser designated by Purchaser and reasonably approved by HSRE JV II Member) (i) a 9.9% membership interest (the “JV II CC Interest”) in HSRE-Campus Crest II, LLC, a Delaware limited liability company (“JV II”), and (ii) all of its remaining membership interest in JV II (the “JV II HSRE Interest” and, collectively with the JV II CC Interest the “JV II Interest”);

4.	HSRE JV III Member will sell to Purchaser (or an affiliate of Purchaser designated by Purchaser and reasonably approved by HSRE JV III Member) its 99.9% membership interest (the “JV III Interest”) in HSRE-Campus Crest III, LLC, a Delaware limited liability company (“JV III”) (the JV I Interest, the San Marcos Interest, the JV II Interest and the JV III Interest shall be referred to herein, collectively, as the “Membership Interests”); and

5.	Purchaser will pay (in full) to the applicable HSRE JV Member, in accordance with the terms of that certain Management Fee Prepayment Agreement, dated as of the date hereof, by and among CC Manager, HSRE JV I Member and HSRE JV II Member (the “Management Fee Prepayment Agreement”), the unpaid portion (the “Unpaid Repayment Amount”) of the Repayment Amount (as defined in the Management Fee Prepayment Agreement).
          WHEREAS, following the consummation of the IPO and the satisfaction of certain additional conditions precedent as described herein, the following shall occur: (i) Sellers shall sell, assign and transfer to Purchaser, and Purchaser shall purchase, all of the Membership Interests pursuant to the terms and conditions contained in this Agreement, and (ii) Purchaser shall pay, and Sellers shall accept the payment of, the Unpaid Repayment Amount.
          NOW, THEREFORE, in consideration of the mutual representations, benefits and covenants contained herein, and other good and valuable consideration, the receipt and sufficiency of which are acknowledged, Sellers and Purchaser covenant and agree as follows:
AGREEMENTS:
     1. JV I Interest.
     a. Agreement to Purchase and Sell the JV I Interest. At the JV I Closing (as defined herein) and only in the event the JV I Conditions Precedent have occurred as set forth in Section 1(b) hereof, Purchaser shall purchase from HSRE JV I Member, and HSRE JV I Member shall sell, transfer, assign and deliver to Purchaser, the JV I Interest in accordance with the terms set forth in this Agreement. In connection with the foregoing, (i) HSRE JV I Member and Purchaser shall enter into that certain Assignment and Assumption Agreement by and between Purchaser and HSRE JV I Member, (the “JV I Assignment Agreement”), in the form set forth as Exhibit A attached hereto, and (ii) HSRE JV I Member and CC JV I Member shall execute an amendment (the “JV I Amendment”) to the Operating Agreement (the “JV I Operating Agreement”) of HSRE-Campus Crest I, LLC, in a form to be mutually agreed upon by the HSRE JV I Member and the CC JV I Member. The aggregate purchase price for the JV I Interest shall be equal to the sum of (x) $2,250,000 as payment for the JV I CC Interest and (y) an amount equal to the capital account balance associated with the JV I HSRE Interest plus an amount equal to a twelve percent (12%) internal rate of return applied to the Net Invested Capital (as defined in the JV I Operating Agreement) of the HSRE JV I Member associated with the JV I HSRE Interest as payment for the JV I HSRE Interest (collectively, the “JV I Interest Purchase Price”).
     b. JV I Conditions Precedent. Notwithstanding anything to the contrary contained herein, HSRE JV I Member and Purchaser shall be under no obligation to complete the transactions contemplated in Section 1 hereof unless and until the following conditions have been satisfied prior to December 31, 2010 or such later date as mutually agreed upon by HSRE JV I Member and Purchaser (collectively, the “JV I Conditions Precedent”): (i) the consummation of the IPO and (ii) HSRE JV I Member and Purchaser have received the written consent of each of the third party lenders to the property owner entities owned by JV I (collectively, the “JV I Lenders”), if required by the applicable loan documents, in a form reasonably acceptable to HSRE JV I Member and Purchaser consenting to the transactions contemplated herein (the “JV I Lender Consent”); provided, however, that the failure of the JV I Lenders to modify the recourse provisions or release or alter the liability of the then existing guarantors under the loan documents shall not be the basis for Purchaser to withhold its approval of the JV I Lender Consent.
     c. JV I Closing; Manner of Payment of the JV I Purchase Price. The consummation of the transactions contemplated by this Section 1 (the “JV I Closing”) shall occur on the later of: (i) the earlier of five (5) business days following the date of the consummation of the IPO and the date on which Campus Crest REIT receives the proceeds of the IPO from the underwriter of the IPO and (ii) the date upon which HSRE JV I Member has received the JV I Lender Consent, if required under the applicable loan documents (the “JV I Closing Date”). At the JV I Closing, Purchaser shall pay the JV I Purchase Price to the HSRE JV I Member by wire transfer of immediately available funds. The parties shall conduct an escrow style closing through a party selected by Purchaser and the HSRE JV I Member so that it will not be necessary for any party to physically attend the JV I Closing.
     d. JV I Closing Deliveries.
     i. HSRE JV I Member Deliveries. At the JV I Closing, HSRE JV I Member shall deliver the following items to Purchaser, together with such other documents or instruments as are reasonably required in order to effectuate the consummation of the transactions contemplated herein:
(1)	a written consent of the sole member of HSRE JV I Member in a form reasonably acceptable to Purchaser executed by the sole member of HSRE JV I Member consenting to the transactions contemplated herein;

(2)	two (2) counterparts of the JV I Assignment Agreement;

(3)	two (2) counterparts of the JV I Amendment; and

(4)	one (1) counterpart of a closing statement (the “JV I Closing Statement”).
     ii. Purchaser Deliveries. At the JV I Closing, Purchaser shall deliver the following items to HSRE JV I Member, together with such other documents or instruments as are reasonably required in order to effectuate the consummation of the transactions contemplated herein:
(1)	the JV I Purchase Price;

(2)	the JV I Lender Consent;

(3)	a written consent of the general partner of Purchaser in a form reasonably acceptable to HSRE JV I Member executed by the general partner of Purchaser consenting to the transactions contemplated herein;

(4)	two (2) counterparts of the JV I Assignment Agreement;

(5)	two (2) counterparts of the JV I Amendment; and

(6)	one (1) counterpart of the JV I Closing Statement.
     e. JV I Closing Costs. Except as otherwise specifically set forth in this Agreement, Purchaser shall be responsible to pay the following closing costs and other costs incurred in connection with the transactions contemplated by Section 1: (i) transfer, documentary and similar taxes related to the sale of the JV I Interest, if any; (ii) one-half of any escrow costs; (iii) the fees of HSRE JV I Member’s attorneys, which includes fees for the preparation of this Agreement as well as the transactions contemplated herein (provided that Purchaser shall not be responsible to pay such fees under this Section l(e) and Sections 2(g), 3(g) and 4(g) hereof in excess of $50,000 in the aggregate, all of which shall be paid at the earlier to occur of (x) the consummation of the IPO or (y) December 15, 2010); (iv) the fees of Purchaser’s attorneys; and (v) any assumption fee payable to JV I Lenders in connection with JV I Lenders’ approval of the transactions contemplated by this Agreement in connection with the purchase and sale of the JV I Interest. HSRE JV I Member shall be responsible to pay one-half of any escrow costs incurred in connection with the transactions contemplated by Section 1. In the event of a conflict of the allocation of closing costs between this Agreement and the HSRE JV I Operating Agreement, the terms and conditions of this Agreement shall control.
     2. San Marcos Interest.
     a. Agreement to Distribute and Sell the San Marcos Interest. At the San Marcos Closing (as defined herein) and only in the event the San Marcos Conditions Precedent have occurred as set forth in Section 2(b) hereof, (i) JV I will distribute to each of HSRE JV I Member and CC JV I Member its respective San Marcos LP Interest, (ii) HSRE JV I Member will sell its San Marcos LP Interest to Purchaser, (iii) HSRE CC GP I will distribute to JV I its San Marcos GP Interest, (iv) JV I will distribute to each of HSRE JV I Member and CC JV I Member its respective San Marcos GP Interest, and (v) HSRE JV I Member will sell its San Marcos GP Interest to CC San Marcos GP. In connection with the foregoing, (A) HSRE JV I Member, CC San Marcos GP and Purchaser shall enter into that certain Assignment and Assumption Agreement by and between Purchaser, CC San Marcos GP and HSRE JV I Member, (the “San Marcos Assignment Agreement”), in the form set forth as Exhibit D attached hereto, and (B) CC JV I Member and CC San Marcos GP shall enter into an Amended and Restated Limited Partnership Agreement of the San Marcos Property Owner (the “San Marcos Partnership Agreement”). The aggregate purchase price for the San Marcos Interest shall be equal to 50.1% times the excess of (X) $23,200,000 minus (Y) the amount of the outstanding principal balance, plus any accrued, but unpaid interest thereon, of the debt encumbering the property (the “San Marcos Property”) owned by the San Marcos Property Owner as of the date of the San Marcos Closing (the “San Marcos Purchase Price”). As of the date hereof, the outstanding principal balance of the loan encumbering the San Marcos Property is $14,877,298.82.
     b. San Marcos Conditions Precedent. Notwithstanding anything to the contrary contained herein, HSRE JV I Member and Purchaser shall be under no obligation to complete the transactions contemplated in Section 2 hereof unless and until the following conditions have been satisfied prior to December 31, 2010 or such later date as mutually agreed upon by HSRE JV I Member and Purchaser (collectively, the “San Marcos Conditions Precedent”): (i) the consummation of the IPO, (ii) HSRE JV I Member and Purchaser have received the written consent of the third party lender to the San Marcos Property Owner (the “San Marcos Lender”), if required under the applicable loan documents, in a form reasonably acceptable to HSRE JV I Member and Purchaser consenting to the transactions contemplated herein (the “San Marcos Lender Consent”) provided, however, that the failure of the San Marcos Lender to modify the recourse provisions or release or alter the liability of the then existing guarantors under the loan documents shall not be the basis for Purchaser to withhold its approval of the San Marcos Lender Consent, and (iii) the JV I Closing has occurred.
In the event that the San Marcos Lender requires the outstanding principal balance of the loan facility (the “JV I Loan”) secured by the San Marcos Property and by property owned by Campus Crest at Moscow, LLC and Campus Crest at San Angelo, LP to be paid down by an amount that exceeds that portion of the JV I Loan that is allocable to the San Marcos Property (such excess amount shall be referred to herein as the “Excess Paydown Amount”) in order to satisfy the financial covenants set forth in the section entitled “Partial Releases of Collateral” on page 2 of the First Amendment to the Construction Loan Agreement executed in connection with the JV I Loan, then the payment of the Excess Paydown Amount shall be effectuated as follows:
(A) Purchaser shall contribute the Excess Paydown Amount required by the San Marcos Lender to each of Campus Crest at Moscow, LLC and Campus Crest at San Angelo, LP in such respective amounts as directed by the San Marcos Lender in consideration for a preferred interest in each such entity (as described in clause (C) below);

(B)	Each of Campus Crest at Moscow, LLC and Campus Crest at San Angelo, LP shall cause such contributed amounts received from Purchaser to be paid immediately to the San Marcos Lender;

(C)	In consideration for its contribution set forth herein, Purchaser shall be issued a preferred interest in each of Campus Crest at Moscow, LLC and Campus Crest at San Angelo, LP, which preferred interest shall entitle Purchaser to (i) a cumulative, annually compounded, return of nine percent (9%) per annum and (ii) repayment of such contributed amount prior to any amount being distributed to JV I, including, without limitation, as a result of Operating Cash Flow or Capital Proceeds (as both terms are defined in the JV I Operating Agreement); and

(D)	Each of the HSRE IV I Member and the CC JV I Member shall take all such reasonable actions as are necessary to amend the organizational documents of JV I and its Subsidiaries (as defined in the JV I Operating Agreement) in order to evidence the transactions contemplated herein.
     c. San Marcos Closing; Manner of Payment of the San Marcos Purchase Price. The consummation of the transactions contemplated by this Section 2 (the “San Marcos Closing”) shall occur on the later of: (i) the earlier of five (5) business days following the date of the consummation of the IPO and the date on which Campus Crest REIT receives the proceeds of the IPO from the underwriter of the IPO, (ii) the date upon which HSRE JV I Member and Purchaser have received the San Marcos Lender Consent, if required under the applicable loan documents, and (iii) the JV I Closing Date (the “San Marcos Closing Date”). At the San Marcos Closing, Purchaser shall pay the San Marcos Purchase Price to the HSRE JV I Member by wire transfer of immediately available funds. The parties shall conduct an escrow style closing through a party selected by Purchaser and the HSRE JV I Member so that it will not be necessary for any party to physically attend the San Marcos I Closing.
     d. San Marcos Closing Deliveries.
     i. HSRE JV I Member Deliveries. At the San Marcos Closing, HSRE JV I Member shall deliver the following items to Purchaser, together with such other documents or instruments as are reasonably required in order to effectuate the consummation of the transactions contemplated herein:
(1)	a written consent of the sole member of HSRE JV I Member in a form reasonably acceptable to Purchaser executed by the sole member of HSRE JV I Member consenting to the transactions contemplated herein;

(2)	two (2) counterparts of the San Marcos Assignment Agreement; and

(3)	one (1) counterpart of a closing statement (the “San Marcos Closing Statement”).
     ii. Purchaser Deliveries. At the San Marcos Closing, Purchaser shall deliver the following items to HSRE JV I Member, together with such other documents or instruments as are reasonably required in order to effectuate the consummation of the transactions contemplated herein:
(1)	the San Marcos Purchase Price, as adjusted pursuant to Sections 2(e) and (f) hereof;

(2)	the San Marcos Lender Consent;

(3)	a written consent of the general partner of Purchaser in a form reasonably acceptable to HSRE JV I Member executed by the general partner of Purchaser consenting to the transactions contemplated herein;

(4)	two (2) counterparts of the San Marcos Assignment Agreement;

(5)	the San Marcos Partnership Agreement; and

(6)	one (1) counterpart of the San Marcos Closing Statement.
     e. San Marcos Prorations. The following shall be apportioned between HSRE JV I Member and Purchaser with respect to the San Marcos Property, such prorations to be computed based on the number of days HSRE JV I Member and Purchaser each own its respective indirect interest in the San Marcos Property in the month in which the San Marcos Closing occurs, as of 12:01 a.m. on the San Marcos Closing Date, and such prorations shall increase or decrease the amount of cash disbursed to HSRE JV I Member at the San Marcos Closing.
     i. all collected rents and other sums received under leases at the San Marcos Property (including prepaid rents);
     ii. taxes and assessments (including, without limitation, personal property taxes on the personal property and rent taxes) levied against the San Marcos Property;
     iii. pre-payments and accrued amounts due under any contracts relating to the San Marcos Property;
     iv. accrued income and expenses (including, without limitation, gas, electricity and other utility charges for which HSRE JV I Member or the San Marcos Property Owner is liable, if any, with such charges to be apportioned at the San Marcos Closing on the basis of the most recent meter reading occurring prior to the San Marcos Closing or, if unmetered, on the basis of a current bill for each such utility);

     v. all other expenses pertaining to the San Marcos Property;
     vi. premiums under insurance policies held by the San Marcos Property Owner that will continue to be in effect after the San Marcos Closing; and
     vii. all accrued and unpaid interest and other amounts due under the mortgage loan encumbering the San Marcos Property (the “San Marcos Mortgage Loan”), together with a credit to the HSRE JV I Member for the amount of any reserve accounts held by the San Marcos Mortgage Lender to the extent retained for the benefit of the San Marcos Property Owner after the San Marcos Closing.
Notwithstanding anything to the contrary in this Section 2(e), HSRE JV I Member and Purchaser agree that, subject to the provisions of Section 2(f) hereof, the San Marcos Closing Statement shall, once executed by both parties, contain the correct and agreed-upon proration of the items described in this Section 2(e).
     f. Method of Prorations. Notwithstanding anything contained in the foregoing provisions:
     i. Real estate and personal property taxes and assessments will be prorated between HSRE JV I Member and Purchaser for the period for which such taxes are assessed, regardless of when payable. The estimated tax amount calculated for appraisal purposes, and to be used for proration purposes, is $317,000. Any taxes paid at or prior to the San Marcos Closing shall be prorated based upon the amounts actually paid. If taxes and assessments for the fiscal year in which the San Marcos Closing occurs or any prior years have not been paid before the San Marcos Closing, Purchaser shall be credited by HSRE JV I Member at the time of the San Marcos Closing with an amount equal to that portion of such taxes and assessments which are ratably attributable to the period before the San Marcos Closing Date and Purchaser shall pay the taxes and assessments prior to their becoming delinquent. If taxes and assessments for the fiscal year in which the San Marcos Closing occurs have been paid before the San Marcos Closing, HSRE JV I Member shall be credited by Purchaser at the time of the San Marcos Closing with an amount equal to that portion of such taxes and assessments which are ratably attributable to the period from and after the San Marcos Closing Date. All prorations for real estate taxes that are based on estimates shall be reprorated when the actual taxes for the applicable period are ascertainable.
     ii. Rents collected after the San Marcos Closing shall be deemed to apply first to current rents and rents accrued subsequent to the month in which the San Marcos Closing occurred, second to the month in which the San Marcos Closing occurred, subject to the applicable proration, and third to delinquent Rents accrued prior to the month in which the San Marcos Closing occurred. If Purchaser collects rent subsequent to the San Marcos Closing that, based on the foregoing, should be applied to HSRE JV I Member’s period of ownership of the San Marcos Property, Purchaser shall promptly pay such rent to HSRE JV I Member. Rents collected by HSRE JV I Member after the Closing to which Purchaser is entitled under this Section 2(f)(ii) shall be promptly delivered to Purchaser.
     iii. Either party shall be entitled to a post-Closing adjustment for any incorrect proration or adjustment provided written notice thereof is given to the other party within one (1) year of the San Marcos Closing and both parties agree upon the amount of the post-Closing adjustment; provided, however, that the one (1) year limitation shall not apply with respect to real estate taxes.
     g. San Marcos Closing Costs. Except as otherwise specifically set forth in this Agreement, Purchaser shall be responsible to pay the following closing costs and other costs incurred in connection with the transactions contemplated by this Section 2: (i) to the extent required by Purchaser, the cost of any endorsements to the existing base title policy and the cost of any Survey, all recording costs and one-half of any escrow costs; (ii) transfer, documentary and similar taxes related to the sale of the San Marcos Interest, if any; (iii) subject to Section 1(e)(iii) hereof, the fees of HSRE JV I Member’s attorneys; (iv) the fees of Purchaser’s attorneys; and (v) any assumption fee payable to San Marcos Mortgage Lender in connection with San Marcos Mortgage Lender’s approval of the transactions contemplated by this Agreement in connection with the purchase and sale of the San Marcos Interest. HSRE JV I Member shall be responsible to pay one-half of any escrow costs incurred in connection with the transactions contemplated by this Section 2. In the event of a conflict of the allocation of closing costs between this Agreement and the HSRE JV I Operating Agreement, the terms and conditions of this Agreement shall control.
3. JV II Interest.
     a. Agreement to Purchase and Sell the JV II Interest. At the JV II Closing (as defined herein) and only in the event the JV II Conditions Precedent have occurred as set forth in Section 3(b) hereof, Purchaser shall purchase from HSRE JV II Member, and HSRE JV II Member shall sell, transfer, assign and deliver to Purchaser, the JV II Interest in accordance with the terms set forth in this Agreement. In connection with the foregoing, HSRE JV II Member and Purchaser shall enter into that certain Assignment and Assumption Agreement by and between Purchaser and HSRE JV II Member (the “JV II Assignment Agreement”), in the form set forth as Exhibit B attached hereto. The purchase price for the JV II Interest shall be equal to 99.9% multiplied by $6,750,000 (the “JV II Interest Purchase Price”). Notwithstanding the foregoing, in the event HSRE JV II Member and Purchaser are unable to obtain the written consent of the third party lender to the Milledgeville Property Owner (the “JV II Lender”) with respect to the initial transfer of the JV II CC Interest from Campus Crest Ventures IV, LLC, a Delaware limited liability company (the “CC JV II Member”) to the HSRE JV II Member prior to the consummation of the IPO, Purchaser shall, subject to Section 3(b) hereof, purchase from HSRE JV II Member, and HSRE JV II Member shall sell, transfer, assign and deliver to Purchaser, the JV II HSRE Interest in accordance with the terms set forth in this Agreement (in which case the form of JV II Assignment Agreement attached hereto as Exhibit B shall be modified accordingly). The purchase price for the JV II HSRE Interest shall be equal to 90% multiplied by $6,750,000 (the “JV II HSRE Interest Purchase Price”).

     b. JV II Conditions Precedent. Notwithstanding anything to the contrary contained herein, HSRE JV II Member and Purchaser shall be under no obligation to complete the transactions contemplated in this Section 3 unless and until the following conditions have been satisfied prior to December 31, 2010 or such later date as mutually agreed upon by HSRE JV II Member and Purchaser (collectively, the “JV II Conditions Precedent”): (i) the consummation of the IPO and (ii) HSRE JV II Member and Purchaser have received the written consent (the “JV II Lender Consent”) of the JV II Lender, if required under the applicable loan documents, in a form reasonably acceptable to HSRE JV II Member and Purchaser consenting to the transactions contemplated herein, including, but not limited to, (A) the release of HSRE-CC II Springing, LLC, a Delaware limited liability company, from its obligations as a springing member of each of the Milledgeville Property Owner and Campus Crest at Milledgeville Manager, LLC, a Delaware limited liability company (the “Milledgeville Manager”) and (B) the resignation of Stephen M. Gordon and Christopher N. Merrill as directors of Milledgeville Manager, provided, however, that the failure of the JV II Lender to modify the recourse provisions or release or alter the liability of the then existing guarantors under the loan documents shall not be the basis for Purchaser to withhold its approval of the JV II Lender Consent.
     c. JV II Closing; Manner of Payment of the JV II Purchase Price. The consummation of the transactions contemplated in this Section 3 (the “JV II Closing”) shall occur on the later of: (i) the earlier of five (5) business days following the date of the consummation of the IPO and the date on which Campus Crest REIT receives the proceeds of the IPO from the underwriter of the IPO and (ii) the date upon which HSRE JV II Member and Purchaser have received the JV II Lender Consent, if required under the applicable loan documents (the “JV II Closing Date”). At the JV II Closing, Purchaser shall pay the JV II Purchase Price to the HSRE JV II Member by wire transfer of immediately available funds. The parties shall conduct an escrow style closing through a party selected by Purchaser and the HSRE JV II Member so that it will not be necessary for any party to physically attend the JV II Closing.
     d. JV II Closing Deliveries.
     i. HSRE JV II Member Deliveries. At the JV II Closing, HSRE JV II Member shall deliver the following items to Purchaser, together with such other documents or instruments as are reasonably required in order to effectuate the consummation of the transactions contemplated herein:
(1)	a written consent of the sole member of HSRE JV II Member in a form reasonably acceptable to Purchaser executed by the sole member of HSRE JV II Member consenting to the transactions contemplated herein;

(2)	two (2) counterparts of the JV II Assignment Agreement; and

(3)	one (1) counterpart of a closing statement (the “JV II Closing Statement”).

     ii. Purchaser Deliveries. At the JV II Closing, Purchaser shall deliver the following items to HSRE JV II Member, together with such other documents or instruments as are reasonably required in order to effectuate the consummation of the transactions contemplated herein:
(1)	the JV II Purchase Price, as adjusted pursuant to Sections 3(e) and (f) hereof;

(2)	the JV II Lender Consent;

(3)	a written consent of the general partner of Purchaser in a form reasonably acceptable to HSRE JV II Member executed by the general partner of Purchaser consenting to the transactions contemplated herein;

(4)	two (2) counterparts of the JV II Assignment Agreement;

(5)	the First Amendment to the Amended and Restated Limited Liability Company Agreement of the Milledgeville Property Owner in such form as agreed to by the parties hereto in order to effect the transactions contemplated hereunder (the “Milledgeville Property Owner Amendment”);

(6)	the Second Amendment to Limited Liability Company Agreement of the Milledgeville Manager in such form as agreed to by the parties hereto in order to effect the transactions contemplated hereunder (the “Milledgeville Manager Amendment”); and

(7)	one (1) counterpart of the JV II Closing Statement.
     e. JV II Prorations. The following shall be apportioned between HSRE JV II Member and Purchaser with respect to the Milledgeville Property, such prorations to be computed based on the number of days HSRE JV II Member and Purchaser each own its respective indirect interest in the Milledgeville Property in the month in which the JV II Closing occurs, as of 12:01 a.m. on the JV II Closing Date, and such prorations shall increase or decrease the amount of cash disbursed to HSRE JV II Member at the JV II Closing.
     i. all collected rents and other sums received under leases at the Milledgeville Property (including prepaid rents);
     ii. taxes and assessments (including, without limitation, personal property taxes on the personal property and rent taxes) levied against the Milledgeville Property;
     iii. pre-payments and accrued amounts due under any contracts relating to the Milledgeville Property;
     iv. accrued income and expenses (including, without limitation, gas, electricity and other utility charges for which HSRE JV II Member or the Milledgeville Property Owner is liable, if any, with such charges to be apportioned at the JV II Closing on the basis of the most recent meter reading occurring prior to the JV II Closing or, if unmetered, on the basis of a current bill for each such utility);
     v. all other expenses pertaining to the Milledgeville Property;
     vi. premiums under insurance policies held by the Milledgeville Property Owner that will continue to be in effect after the JV II Closing; and
     vii. all accrued and unpaid interest and other amounts due under the mortgage loan encumbering the Milledgeville Property (the “Milledgeville Mortgage Loan”), together with a credit to the HSRE JV II Member for the amount of any reserve accounts held by the JV II Lender to the extent retained for the benefit of the Milledgeville Property Owner after the JV II Closing.
Notwithstanding anything to the contrary in this Section 3(e), HSRE JV II Member and Purchaser agree that, subject to the provisions of Section 3(f) hereof, the JV II Closing Statement shall, once executed by both parties, contain the correct and agreed-upon proration of the items described in this Section 3(e).
     f. Method of Prorations. Notwithstanding anything contained in the foregoing provisions:
     i. Real estate and personal property taxes and assessments will be prorated between HSRE JV II Member and Purchaser for the period for which such taxes are assessed, regardless of when payable. If the current tax bill is not available at the JV II Closing, then the proration shall be made on the basis of 110% of the most recent ascertainable tax bill. Any taxes paid at or prior to the JV II Closing shall be prorated based upon the amounts actually paid. If taxes and assessments for the fiscal year in which the JV II Closing occurs or any prior years have not been paid before the JV II Closing, Purchaser shall be credited by HSRE JV II Member at the time of the JV II Closing with an amount equal to that portion of such taxes and assessments which are ratably attributable to the period before the JV II Closing Date and Purchaser shall pay the taxes and assessments prior to their becoming delinquent. If taxes and assessments for the fiscal year in which the JV II Closing occurs have been paid before the JV II Closing, HSRE JV II Member shall be credited by Purchaser at the time of the JV II Closing with an amount equal to that portion of such taxes and assessments which are ratably attributable to the period from and after the JV II Closing Date. All prorations for real estate taxes that are based on estimates shall be reprorated when the actual taxes for the applicable period are ascertainable.
     ii. Rents collected after the JV II Closing shall be deemed to apply first to current rents and rents accrued subsequent to the month in which the JV II Closing occurred, second to the month in which the JV II Closing occurred, subject to the applicable proration, and third to delinquent Rents accrued prior to the month in which the JV II Closing occurred. If Purchaser collects rent subsequent to the JV II Closing that, based on the foregoing, should be applied to HSRE JV II Member’s period of ownership of the

JV II Property, Purchaser shall promptly pay such rent to HSRE JV II Member. Rents collected by HSRE JV II Member after the JV II Closing to which Purchaser is entitled under this Section 3(f)(ii) shall be promptly delivered to Purchaser.
     iii. Either party shall be entitled to a post-Closing adjustment for any incorrect proration or adjustment provided written notice thereof is given to the other party within one (1) year of the JV II Closing and both parties agree upon the amount of the post-Closing adjustment; provided, however, that the one (1) year limitation shall not apply with respect to real estate taxes.
     g. JV II Closing Costs. Except as otherwise specifically set forth in this Agreement, Purchaser shall be responsible to pay the following closing costs and other costs incurred in connection with the transactions contemplated by this Section 3: (i) to the extent required by Purchaser, the cost of any endorsements to the existing base title policy and the cost of any Survey, all recording costs and one-half of any escrow costs (ii) transfer, documentary and similar taxes related to the sale of the JV II Interest, if any; (iii) subject to Section 1(e)(iii) hereof, the fees of HSRE JV II Member’s attorneys; (iv) the fees of Purchaser’s attorneys; and (v) any assumption fee payable to JV II Lender in connection with JV II Lender’s approval of the transactions contemplated by this Agreement in connection with the purchase and sale of the JV II Interest. HSRE JV II Member shall be responsible to pay one-half of any escrow costs incurred in connection with the transactions contemplated in this Section 3. In the event of a conflict of the allocation of closing costs between this Agreement and the HSRE JV II Operating Agreement, the terms and conditions of this Agreement shall control.
     4. JV III Interest.
     a. Agreement to Purchase and Sell the JV III Interest. At the JV III Closing (as defined herein) and only in the event the JV III Conditions Precedent have occurred as set forth in Section 4(b) hereof, Purchaser shall purchase from HSRE JV III Member, and HSRE JV III Member shall sell, transfer, assign and deliver to Purchaser, the JV III Interest in accordance with the terms set forth in this Agreement. In connection with the foregoing, HSRE JV III Member and Purchaser shall enter into that certain Assignment and Assumption Agreement by and between Purchaser and HSRE JV III Member (the “JV III Assignment Agreement”), in the form set forth as Exhibit C attached hereto. The purchase price for the JV III Interest shall be equal to 99.9% times the excess of (i) $16,600,000, minus (ii) the amount of the outstanding principal balance, plus any accrued, but unpaid interest thereon, of the debt encumbering the property (the “Carrollton Property”) owned by Campus Crest at Carrollton, LLC, a Delaware limited liability company, as of the date of the JV III Closing (the “Carrollton Property Owner”) (the “JV III Interest Purchase Price”).
     b. JV III Conditions Precedent. Notwithstanding anything to the contrary contained herein, HSRE JV III Member and Purchaser shall be under no obligation to complete the transactions contemplated in this Section 4 unless and until the following conditions have been satisfied prior to December 31, 2010 or such later date as mutually agreed upon by HSRE JV III Member and Purchaser (collectively, the “JV III Conditions Precedent”): (i)

the consummation of the IPO and (ii) HSRE JV III Member and Purchaser have received the written consent of the third party lender to the Carrollton Property Owner (the “JV III Lender”), if required under the applicable loan documents, in a form reasonably acceptable to HSRE JV III Member and Purchaser consenting to the transactions contemplated herein (the “JV III Lender Consent”) provided, however, that the failure of the JV III Lender to modify the recourse provisions or release or alter the liability of the then existing guarantors under the loan documents shall not be the basis for Purchaser to withhold its approval of the JV III Lender Consent. (the JV I Lender Consent, the JV II Lender Consent and the JV III Lender Consent shall be referred to herein, collectively, as the “Lender Consents”).
     c. JV III Closing; Manner of Payment of the JV III Purchase Price. The consummation of the transactions contemplated in this Section 4 (the “JV III Closing”) shall occur on the later of: (i) the earlier of five (5) business days following the date of the consummation of the IPO and the date on which Campus Crest REIT receives the proceeds of the IPO from the underwriter of the IPO, and (ii) the date upon which HSRE JV III Member and Purchaser have received the JV III Lender Consent, if required under the applicable loan documents (the “JV III Closing Date”). At the JV III Closing, Purchaser shall pay the JV III Purchase Price to the HSRE JV III Member by wire transfer of immediately available funds. The parties shall conduct an escrow style closing through a party selected by Purchaser and the HSRE JV III Member so that it will not be necessary for any party to physically attend the JV III Closing.
     d. JV III Closing Deliveries.
     i. HSRE JV III Member Deliveries. At the JV III Closing, HSRE JV III Member shall deliver the following items to Purchaser, together with such other documents or instruments as are reasonably required in order to effectuate the consummation of the transactions contemplated herein:
(1)	a written consent of the sole member of HSRE JV III Member in a form reasonably acceptable to Purchaser executed by the sole member of HSRE JV III Member consenting to the transactions contemplated herein;

(2)	two (2) counterparts of the JV III Assignment Agreement; and

(3)	one (1) counterpart of a closing statement (the “JV III Closing Statement”).
     ii. Purchaser Deliveries. At the JV III Closing, Purchaser shall deliver the following items to HSRE JV III Member, together with such other documents or instruments as are reasonably required in order to effectuate the consummation of the transactions contemplated herein:
(1)	the JV III Purchase Price, as adjusted pursuant to Sections 4(e) and (f) hereof;

(2)	the JV III Lender Consent;

(3)	a written consent of the general partner of Purchaser in a form reasonably acceptable to HSRE JV III Member executed by the general partner of Purchaser consenting to the transactions contemplated herein;

(4)	two (2) counterparts of the JV III Assignment Agreement; and

(5)	one (1) counterpart of the JV III Closing Statement.
     e. JV III Prorations. The following shall be apportioned between HSRE JV III Member and Purchaser with respect to the Carrollton Property, such prorations to be computed based on the number of days HSRE JV III Member and Purchaser each own its respective indirect interest in the Carrollton Property in the month in which the JV III Closing occurs, as of 12:01 a.m. on the JV III Closing Date, and such prorations shall increase or decrease the amount of cash disbursed to HSRE JV III Member at the JV III Closing.
     i. all collected rents and other sums received under leases at the Carrollton Property (including prepaid rents);
     ii. taxes and assessments (including, without limitation, personal property taxes on the personal property and rent taxes) levied against the Carrollton Property;
     iii. pre-payments and accrued amounts due under any contracts relating to the Carrollton Property;
     iv. accrued income and expenses (including, without limitation, gas, electricity and other utility charges for which HSRE JV III Member or the Carrollton Property Owner is liable, if any, with such charges to be apportioned at the JV III Closing on the basis of the most recent meter reading occurring prior to the JV III Closing or, if unmetered, on the basis of a current bill for each such utility);
     v. all other expenses pertaining to the Carrollton Property;
     vi. premiums under insurance policies held by the Carrollton Property Owner that will continue to be in effect after the JV III Closing; and
     vii. all accrued and unpaid interest and other amounts due under the mortgage loan encumbering the Carrollton Property (the “Carrollton Mortgage Loan”), together with a credit to the HSRE JV III Member for the amount of any reserve accounts held by the JV III Lender to the extent retained for the benefit of the Carrollton Property Owner after the JV III Closing.
Notwithstanding anything to the contrary in this Section 4(e), HSRE JV III Member and Purchaser agree that, subject to the provisions of Section 4(f) hereof, the JV III Closing statement shall, once executed by both parties, contain the correct and agreed-upon proration of the items described in this Section 4(e).

     f. Method of Prorations. Notwithstanding anything contained in the foregoing provisions:
     i. Real estate and personal property taxes and assessments will be prorated between HSRE JV III Member and Purchaser for the period for which such taxes are assessed, regardless of when payable. If the current tax bill is not available at the JV III Closing, then the proration shall be made on the basis of 110% of the most recent ascertainable tax bill. Any taxes paid at or prior to the JV III Closing shall be prorated based upon the amounts actually paid. If taxes and assessments for the fiscal year in which the JV III Closing occurs or any prior years have not been paid before the JV III Closing, Purchaser shall be credited by HSRE JV III Member at the time of JV III Closing with an amount equal to that portion of such taxes and assessments which are ratably attributable to the period before the JV III Closing Date and Purchaser shall pay the taxes and assessments prior to their becoming delinquent. If taxes and assessments for the fiscal year in which the JV III Closing occurs have been paid before the JV III Closing, HSRE JV III Member shall be credited by Purchaser at the time of the JV III Closing with an amount equal to that portion of such taxes and assessments which are ratably attributable to the period from and after the JV III Closing Date. All prorations for real estate taxes that are based on estimates shall be reprorated when the actual taxes for the applicable period are ascertainable.
     ii. Rents collected after the JV III Closing shall be deemed to apply first to current rents and rents accrued subsequent to the month in which the JV III Closing occurred, second to the month in which the JV III Closing occurred, subject to the applicable proration, and third to delinquent Rents accrued prior to the month in which the JV III Closing occurred. If Purchaser collects rent subsequent to the JV III Closing that, based on the foregoing, should be applied to HSRE JV III Member’s period of ownership of the JV III Property, Purchaser shall promptly pay such rent to HSRE JV III Member. Rents collected by HSRE JV III Member after the JV III Closing to which Purchaser is entitled under this Section 4(f)(ii) shall be promptly delivered to Purchaser.
     iii. Either party shall be entitled to a post-Closing adjustment for any incorrect proration or adjustment provided written notice thereof is given to the other party within one (l) year of the JV III Closing and both parties agree upon the amount of the post-Closing adjustment provided, however, that the one (1) year limitation shall not apply with respect to real estate taxes.
     g. JV III Closing Costs. Except as otherwise specifically set forth in this Agreement, Purchaser shall be responsible to pay the following closing costs and other costs incurred in connection with the transactions contemplated by this Section 4: (i) to the extent required by Purchaser, the cost of any endorsements to the existing base title policy and the cost of any Survey, all recording costs and one-half of any escrow costs (ii) transfer, documentary and similar taxes related to the sale of the JV III Interest, if any; (iii) subject to Section 1(e)(iii) hereof, the fees of HSRE JV III Member’s attorneys; (iv) the fees of Purchaser’s attorneys; and (v) any assumption fee payable to JV III Lender in connection with JV III Lender’s approval of the transactions contemplated by this Agreement in connection with the purchase and sale of the JV III Interest. HSRE JV III Member shall be responsible to pay one-half of any escrow costs incurred in connection with the transactions contemplated by Section 4. In the event of a conflict of the allocation of closing costs between this Agreement and the HSRE JV III Operating Agreement, the terms and conditions of this Agreement shall control.
     5. Agreement to Pay the Unpaid Repayment Amount. Upon the consummation of the IPO, Purchaser shall pay to the applicable HSRE JV Member the Unpaid Repayment Amount in accordance with the terms set forth in the Management Fee Prepayment Agreement. Purchaser shall pay the Unpaid Repayment Amount to the applicable HSRE JV Member by wire transfer of immediately available funds. In connection with the foregoing, CC Manager and each applicable property owner shall cause the Amendments to the applicable Property Management Agreements to be rendered null and void and of no further effect in accordance with the terms set forth in the Management Fee Prepayment Agreement.
     6. Representations and Warranties.
     a. Representations and Warranties of Purchaser. Purchaser and Campus Crest REIT represent and warrant to Sellers as follows.
     i. Organization, Existence and Good Standing. Purchaser is Delaware limited partnership, duly organized, existing and in good standing under the laws of the State of Delaware. Campus Crest REIT is a real estate investment trust duly organized, existing and in good standing under the laws of the State of Maryland.
     ii. Power and Authority. Purchaser has full power and authority to enter into and perform its obligations under this Agreement and all other agreements, certificates, instruments and other documents to be executed or delivered in connection with the transactions contemplated by this Agreement (collectively, the “Transaction Documents”) by it, and the execution and delivery of this Agreement and the other Transaction Documents to be entered into and performed by Purchaser and the performance by it of all of its obligations thereunder have been duly approved prior to the date of this Agreement by all requisite action of its shareholders and trustees. No other proceedings are necessary on the part of Purchaser to authorize the execution, delivery and performance of the Transaction Documents by it and the consummation by it of the transactions contemplated in this Agreement.
     iii. Enforceability. This Agreement has been duly executed and delivered by Purchaser and constitutes a legal, valid and binding agreement of it, enforceable against it in accordance with its terms, except to the extent that enforcement may be affected by laws relating to bankruptcy, reorganization, insolvency and creditors’ rights and by the availability of injunctive relief, specific performance and other equitable remedies. At each of the closings set forth herein, the Transaction Documents to which it is a party will be duly executed and delivered by it and will constitute valid and binding obligations of it, enforceable in accordance with their terms, except to the extent that enforcement may be affected by laws relating to bankruptcy, reorganization, insolvency and creditors’

rights and by the availability of injunctive relief, specific performance and other equitable remedies.
     iv. Consents. No consent, authorization, order or approval of, or filing or registration with, any governmental authority is required for or in connection with the consummation by Purchaser of the transactions contemplated hereby.
     v. Conflicts Under Governing Documents or Laws. Neither the execution and delivery of the Transaction Documents by Purchaser, nor the consummation by it of the transactions contemplated hereby, will conflict with or result in a breach of any of the terms, conditions or provisions of Purchaser’s organizational and governing documents, or of any statute or administrative regulation, or of any order, writ, injunction, judgment or decree of any court or governmental authority or of any arbitration award to which it is a party or by which it is bound.
     vi. Conflicts Under Contracts. Purchaser is not a party to, or bound by, any unexpired, undischarged or unsatisfied written or oral contract, agreement, indenture, mortgage, debenture, note or other instrument under the terms of which performance by Purchaser according to the terms of the Transaction Documents will be a default or an event of acceleration, or grounds for termination, modification or cancellation.
     vii. Litigation, Claims and Awards. There is no litigation or proceeding, in law or in equity, and there are no proceedings or governmental investigations before any commission or other administrative authority, pending or, to Purchaser’s knowledge, threatened against it or any of its affiliates, with respect to or affecting the consummation of the transactions contemplated hereby.
     b. Representations and Warranties of Sellers. Each Seller represents and warrants to Purchaser as follows:
     i. Organization, Existence and Good Standing. Each Seller is a limited liability company duly organized, existing and in good standing under the laws of the State of Delaware.
     ii. Power and Authority. Each Seller has full power and authority to enter into and perform its obligations under this Agreement and the other Transaction Documents to be entered into and performed by it and the execution and delivery of this Agreement and the other Transaction Documents to be entered into and performed by it and the performance by it of all of its obligations thereunder have been duly approved prior to the date of this Agreement by all requisite action of its member. No other proceedings are necessary on the part of each Seller to authorize the execution, delivery and performance of the Transaction Documents by it and the consummation by it of the transactions contemplated in this Agreement.
     iii. Enforceability. This Agreement has been duly executed and delivered by each Seller and constitutes a legal, valid and binding agreement of it, enforceable against it in accordance with its terms, except to the extent that enforcement may be affected by laws relating to bankruptcy, reorganization, insolvency and creditors’ rights and by the availability of injunctive relief, specific performance and other equitable remedies. At each of the closings set forth herein, the Transaction Documents to which each Seller is a party will be duly executed and delivered by its member and will constitute valid and binding obligations of it, enforceable in accordance with their terms, except to the extent that enforcement may be affected by laws relating to bankruptcy, reorganization, insolvency and creditors’ rights and by the availability of injunctive relief, specific performance and other equitable remedies.
     iv. Consents. No consent, authorization, order or approval of, or filing or registration with, any governmental authority is required for or in connection with the consummation by it of the transactions contemplated hereby.
     v. Conflicts Under Governing Documents or Laws. Neither the execution and delivery of the Transaction Documents by each Seller, nor the consummation by it of the transactions contemplated hereby, will conflict with or result in a breach of any of the terms, conditions or provisions of its organizational and governing documents, or of any statute or administrative regulation, or of any order, writ, injunction, judgment or decree of any court or governmental authority or of any arbitration award to which it is a party or by which it is bound.
     vi. Conflicts Under Contracts. None of the Sellers is a party to, or bound by, any unexpired, undischarged or unsatisfied written or oral contract, agreement, indenture, mortgage, debenture, note or other instrument under the terms of which performance by it according to the terms of the Transaction Documents will be a default or an event of acceleration, or grounds for termination, modification or cancellation. To the best of Sellers’ knowledge, neither the Company nor any of its subsidiaries is a party to, or bound by, any unexpired, undischarged or unsatisfied written or oral contract, agreement, indenture, mortgage, debenture, note or other instrument under the terms of which performance by Sellers according to the terms of the Transaction Documents will be a default or an event of acceleration, or grounds for termination, modification or cancellation.
     vii. Title to the Interests. Each Seller has good title to, and it is the sole owner of record and beneficially of, the applicable Membership Interest to be sold by it pursuant to this Agreement, free and clear of any and all claims.
     viii. Litigation, Claims and Awards. There is no litigation or proceeding, in law or in equity, and there are no proceedings or governmental investigations before any commission or other administrative authority, pending or, to each Seller’s knowledge, threatened against it or any of its affiliates, with respect to or affecting the consummation of the transactions contemplated hereby.
     7. Unregistered Interests. Purchaser (a) acknowledges that the Membership Interests have not been registered under The Securities Act of 1933, as amended, or under similar provisions of state law, (b) covenants that it will be an accredited investor as defined for federal securities laws purposes at the time of each of the closings referenced herein, (c) represents and warrants that the Membership Interests are being acquired for such Purchaser’s own account, for investment, and with no view to the distribution of the Membership Interests, and (d) agrees not to sell or to offer to sell all or any part of its Membership Interest without registration under the Securities Act of 1933, as amended, and any applicable state securities laws, unless the transfer is exempt from such registration requirements.
     8. Lender Consents. Notwithstanding anything contained to the contrary herein, the failure of the parties to obtain the applicable Lender Consent with respect to a transaction contemplated herein shall not prevent the consummation of the other transactions contemplated herein.
     9. Further Acts. Each party agrees to do such further acts and execute and deliver such further documents and instruments as either party may deem necessary or advisable to effectuate the transactions contemplated by this Agreement.
     10. Termination. Notwithstanding anything to the contrary contained herein, the parties acknowledge and agree that this Agreement and the obligation of the parties to consummate the transactions contemplated herein shall terminate in the event the IPO has not occurred by December 31, 2010.
     11. Third Parties. This Agreement is for the sole and exclusive benefit of the parties hereto and their respective successors and assigns, and no third party is intended to or shall have any rights or benefits hereunder.
     12. Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective heirs, executors, administrators, successors and assigns.
     13. Entire Agreement; Modifications. This Agreement constitutes the entire agreement between the Sellers and the Purchaser regarding the subject matter hereof and supersedes all prior agreements, whether written or oral with regard thereto. No change, modification or amendment shall be made to this Agreement unless set forth in writing and signed by all of the parties affected thereby.
     14. Severability. If any provision of this Agreement or the application of such provision to any person or circumstance shall be held invalid, the remainder of this Agreement, or the application of such provision to persons or circumstances, other than those as to which it is held invalid, shall not be affected.
     15. Applicable Law. This Agreement shall be governed by the laws of the State of Delaware.
     16. Headings; Construction. The headings in this Agreement are inserted for convenience and identification only and are in no way intended to describe, interpret, define or limit the scope, extent or intent of this Agreement or any provision. Wherever the context may require, any pronouns used herein shall include the corresponding masculine, feminine or neuter forms, and the singular form of any noun or pronoun shall include the plural and vice versa.

     17. Counterparts. This Agreement may be executed in multiple counterparts with separate signature pages, each such counterpart shall be considered an original, but all of which together shall constitute one and the same instrument. To facilitate the execution of this Agreement, the parties may execute and exchange by facsimile or by electronic transmission counterparts of the signature pages, and such execution shall be deemed an original by the parties.
     18. Brokerage. Each Seller and Purchaser represents that it has not engaged any real estate broker in connection with the transactions contemplated by this Agreement. Each of Seller and Purchaser shall indemnify and hold the other party harmless from and against any and all claims of all brokers and finders claiming by, through or under the indemnifying party. The provisions of this Section 18 shall survive Closing.
     19. Sellers’ Remedies. Purchaser and Sellers acknowledge that it would be extremely impractical and difficult to ascertain the actual damages which would be suffered by Sellers if Purchaser fails to consummate the purchase and sale contemplated herein for any reason other than Sellers’ default hereunder in any material respect or the failure of condition precedent to Purchaser’s obligation to close hereunder. Purchaser and Sellers have considered carefully the loss to Sellers occasioned by restructuring JV I, JV II and JV III as a consequence of the negotiation and execution of this Agreement, the expenses of Sellers incurred in connection with the preparation of this Agreement and Sellers performance hereunder, and the other damages, general and special, which Purchaser and Sellers realize and recognize Sellers will sustain but which Sellers cannot at this time calculate with absolute certainty. Based on all those considerations, Purchaser and Sellers have agreed that the damage to Sellers in such event would reasonably be expected to be equal to the sum of $1,000,000 (the “Liquidated Damages Amount”). Accordingly, if Purchaser fails to consummate the purchase of the Property in accordance with the terms of this Agreement, then Sellers shall have the right, as its sole and exclusive remedy, to receive payment of the Liquidated Damages Amount from Purchaser as full and complete liquidated damages.
     20. Enforcement of Agreement. Sellers acknowledge and agree that Purchaser would be irreparably damaged if any of the provisions of this Agreement are not performed in accordance with their specific terms and that any breach of or default under this Agreement by Sellers could not be adequately compensated in all cases by monetary damages alone. Accordingly, in addition to any other right or remedy to which Purchaser may be entitled, at law or in equity, it shall be entitled to enforce any provision of this Agreement by a decree of specific performance and to temporary, preliminary and permanent injunctive relief to prevent breaches or defaults or threatened breaches or defaults of any of the provisions of this Agreement, without posting any bond or other undertaking.
     21. Defaults and Remedies. For a period of one (1) year following the last Closing, each Seller and Purchaser shall, subject to the terms and conditions of this Agreement, have such rights and remedies as are available at law or in equity with respect to a default (or breach of a representation or warranty) by another party under this Agreement, except (i) as expressly limited in this Agreement, and (ii) that none of the parties hereto shall be entitled to recover from the other consequential or special damages.

[Signature Page Follows]

     IN WITNESS WHEREOF, this Agreement is executed on the day and year first above written.
SELLERS:

HSRE-CAMPUS CREST IA, LLC, a				HSRE-CAMPUS CREST IIIA, LLC, a
Delaware limited liability company				Delaware limited liability company

By:	HSREP II Holding, LLC, a			By:	HSREP II Holding, LLC, a
	Delaware limited liability company,				Delaware limited liability company,
	its sole member				its sole member

	By:	HSRE REIT II, a Maryland			By:	HSRE REIT II, a Maryland
		real estate investment trust, a				real estate investment trust, a
		member				member

		By:	/s/ Stephen Gordon			By:	/s/ Stephen Gordon

		Name:	Stephen Gordon			Name:	Stephen Gordon
		Its:	Trustee			Its:	Trustee

HSRE-CAMPUS CREST IIA, LLC, a
Delaware limited liability company

By;	HSREP II Holding, LLC, a
Delaware limited liability company,
its sole member

	By;	HSRE REIT II, a Maryland
real estate investment trust, a
member

		By:	/s/ Stephen Gordon

		Name:	Stephen Gordon
		Its:	Trustee
[Signature Page to Purchase and Sale Agreement]

HSRE CC GP I:

HSRE-CAMPUS CREST GP I, LLC, a
Delaware limited liability company

By:	HSRE-Campus Crest I, LLC, a
Delaware limited liability company, its
sole member

	By:	Campus Crest Ventures III,
LLC, a Delaware limited
liability company, a member

		By:	Campus Crest
Properties, LLC, a North
Carolina limited liability
company, its Manager

			By:	/s/ Michael S. Hartnett

			Name:	Michael S. Hartnett
			Its:	Manager
PURCHASER:

CAMPUS CREST COMMUNITIES
OPERATING PARTNERSHIP, LP, a
Delaware limited partnership

By:	Campus Crest Communities GP, LLC, a
Delaware limited liability company, its
sole general partner

	By:	Campus Crest Communities, Inc., a
Maryland corporation, its sole
member

		By:	/s/ Donald L. Bobbitt, Jr.

		Name:	Donald L. Bobbitt, Jr.
		Its:	Chief Financial Officer
[Signature Page to Purchase and Sale Agreement]

CAMPUS CREST REIT:

CAMPUS CREST COMMUNITIES,
INC., a Maryland corporation

By:	/s/ Donald L. Bobbitt, Jr.

Name:	Donald L. Bobbitt, Jr.
Its:	Chief Financial Officer
CC MANAGER:

THE GROVE STUDENT PROPERTIES,
LLC

By:	Campus Crest Group, LLC, a North
Carolina limited liability company,
its manager

	By:	Madeira Group, LLC, a North
Carolina limited liability
company, its Manager

		By:	/s/ Michael S. Hartnett

		Name:	Michael S. Hartnett
		Its:	Manager
CC SAN MARCOS GP:

CAMPUS CREST AT SAN MARCOS
GP, LLC, a Delaware limited liability
company

By:	Campus Crest Properties, LLC, a
North Carolina limited liability
company, its Manager

	By:	/s/ Michael S. Hartnett

	Name:	Michael S. Hartnett
	Its:	Manager
[Signature Page to Purchase and Sale Agreement]

JOINDER
     This Joinder is attached to and made a part of the foregoing Agreement and all terms capitalized but not defined herein shall have the respective meanings given to them in the Agreement. The undersigned, Campus Crest Ventures III, LLC, a Delaware limited liability company hereby executes this Agreement the purposes of consenting to the transactions contemplated in Sections 1 and 2 hereof.

March 26, 2010	CAMPUS CREST VENTURES III, LLC, a Delaware limited liability company
	By:	Campus Crest Properties, LLC, a North Carolina limited liability company, its Manager

By:	/s/ Michael S.Hartnett
	Name:	Michael S. Hartnett
Its: Manager

[Joinder to Purchase and Sale Agreement]

JOINDER
     This Joinder is attached to and made a part of the foregoing Agreement and all terms capitalized but not defined herein shall have the respective meanings given to them in the Agreement. The undersigned, Campus Crest Ventures IV, LLC, a Delaware limited liability company hereby executes this Agreement the purposes of consenting to the transactions contemplated in Section 3 hereof.

March 26, 2010	CAMPUS CREST VENTURES IV, LLC, a Delaware limited liability company
	By:	Campus Crest Properties, LLC, a North Carolina limited liability company, its Manager

By:	/s/ Michael S. Hartnett
	Name:	Michael S. Hartnett
Its: Manager

[Joinder to Purchase and Sale Agreement]

JOINDER
This Joinder is attached to and made a part of the foregoing Agreement and all terms capitalized but not defined herein shall have the respective meanings given to them in the Agreement. The undersigned, Campus Crest Ventures V, LLC, a Delaware limited liability company (the “CC JV III Member”) hereby executes this Agreement the purposes of consenting to the transactions contemplated in Section 4 hereof.

March 26, 2010	CAMPUS CREST VENTURES V, LLC, a Delaware limited liability company
	By:	Campus Crest Properties, LLC, a North Carolina limited liability company, its Manager

By:	/s/ Michael S. Hartnett
	Name:	Michael S. Hartnett
Its: Manager

[Joinder to Purchase and Sale Agreement]

EXHIBIT A
FORM OF JV I ASSIGNMENT AGREEMENT
ASSIGNMENT AND ASSUMPTION AGREEMENT
     THIS ASSIGNMENT AND ASSUMPTION AGREEMENT (this “Assignment”), dated as of the                      day of                     , 20       (the “Closing Date”), is executed by and between HSRE-CAMPUS CREST IA, LLC, a Delaware limited liability company (“Assignor”), and CAMPUS CREST COMMUNITIES OPERATING PARTNERSHIP, LP, a Delaware limited partnership (“Assignee”).
RECITALS
     1. Assignor is the owner of (i) a 9.9% membership interest (the “JV I CC Interest”) in HSRE-Campus Crest I, LLC, a Delaware limited liability company (“JV I”), and (ii) an additional 90% membership interest in JV I, of which Assignor desires to assign an additional 39.9% membership interest in JV I (the “JV I HSRE Interest” and, collectively with the JV I CC Interest the “JV I Interest”).
     2. The affairs of JV I are governed by that certain Operating Agreement effective as of November 7, 2008, as amended by that certain First Amendment to the Operating Agreement of JV I dated November 12, 2009 and that certain Second Amendment to the Operating Agreement of JV I, dated                        , 2010 (as amended, the “Company Agreement”).
     3. Assignor and Assignee, entered into that certain Purchase and Sale Agreement, dated as of March         , 2010 (the “Purchase Agreement”). All capitalized terms that are not otherwise defined herein shall have the meanings ascribed to them in the Purchase Agreement.
     4. In accordance with the Purchase Agreement, Assignor desires to sell, assign and transfer all of its JV I Interest to Assignee, and Assignee desires to purchase all of the JV I Interest pursuant to the terms and conditions contained in the Purchase Agreement.
     NOW THEREFORE, IN CONSIDERATION of the mutual promises contained in this Agreement, and other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, Assignor hereby agrees as follows:
1. Assignment and Assumption. In consideration of the purchase price of the sum of (x) $2,250,000 as payment for the JV I CC Interest and (y) an amount equal to the capital account balance associated with the JV I HSRE Interest plus an amount equal to a twelve percent (12%) internal rate of return applied to the Net Invested Capital (as defined in the JV I Operating Agreement) of the HSRE JV I Member associated with the JV I HSRE Interest as payment for the JV I HSRE Interest, Assignor hereby assigns and transfers to Assignee, all of Assignor’s right, title and interest in the JV I Interest, including, without limitation, all of Assignor’s rights to profits and distributions of cash after the date hereof under the Company Agreement (the “Assigned Company Interest”), as constituted pursuant to the Company Agreement. Assignee hereby accepts assignment of the Assigned Company Interest and assumes all obligations with respect thereto, and agrees to be bound by all the terms, covenants, and conditions of the Company Agreement,
2. Further Assurances, Assignor agrees to execute such further documents as Assignee may deem reasonably necessary or desirable to effectuate the purposes of this Assignment.
3. Miscellaneous. This Assignment (including all Recitals and Exhibits hereto) contains the entire agreement between the parties with respect to the subject matter hereof, supersedes all prior understandings, if any, with respect thereto.
     (A) This Assignment shall be governed by the laws of the State of Delaware, without regard to its conflict of law provisions.
     (B) This Assignment shall bind and inure to the benefit of the parties hereto and their respective heirs, executors, administrators, successors, assigns and personal representatives.
     (C) This Assignment may be executed in two or more counterparts, each of which shall be deemed an original, but and all of which shall constitute one and the same instrument.
[Signature Page Follows]

     This Assignment is effective as of day and year first above written.

ASSIGNOR:

HSRE-CAMPUS CREST IA, a Delaware limited liability company
By:	HSREP II Holding, LLC, a Delaware limited
liability company, its sole member

By:	HSRE REIT II, a Maryland real estate
investment trust, a member

By:
	Name:	Stephen Gordon
	Its:	Trustee

ASSIGNEE:

CAMPUS CREST COMMUNITIES OPERATING PARTNERSHIP, LP, a Delaware limited partnership
By:	Campus Crest Communities GP, LLC, a
Delaware limited liability company, its sole general partner

By:	Campus Crest Communities, Inc., a
Maryland corporation, its sole member

By:
	Name:	Donald L. Bobbitt, Jr.
Its: Chief Financial Officer

EXHIBIT B
FORM OF JV II ASSIGNMENT AGREEMENT
[NOTE: THIS FORM TO BE REVISED AS APPLICABLE IN THE EVENT UNABLE
TO OBTAIN LENDER CONSENT]
ASSIGNMENT AND ASSUMPTION AGREEMENT
     THIS ASSIGNMENT AND ASSUMPTION AGREEMENT (this “Assignment”), dated as of the              day of                         , 20    (the “Closing Date”), is executed by and between HSRE-CAMPUS CREST IIA, LLC, a Delaware limited liability company (“Assignor”), and CAMPUS CREST COMMUNITIES OPERATING PARTNERSHIP, LP, a Delaware limited partnership (“Assignee”).
RECITALS
     1. Assignor is the owner of (i) a 9.9% membership interest (the “JV II CC Interest”) in HSRE-Campus Crest II, LLC, a Delaware limited liability company (“JV II”), and (ii) an additional 90% membership interest in JV II (the “JV II HSRE Interest” and, collectively with the JV II CC Interest the “JV II Interest”).
     2. The affairs of JV II are governed by that certain Operating Agreement effective as of November 20, 2009, as amended by that certain First Amendment to the Operating Agreement of JV II, dated as of                  , 2010 (as amended, the “Company Agreement”).
     3. Assignor and Assignee, entered into that certain Purchase and Sale Agreement, dated as of March       , 2010 (the “Purchase Agreement”). All capitalized terms that are not otherwise defined herein shall have the meanings ascribed to them in the Purchase Agreement.
     4. In accordance with the Purchase Agreement, Assignor desires to sell, assign and transfer all of its JV II Interest to Assignee, and Assignee desires to purchase all of the JV II Interest pursuant to the terms and conditions contained in the Purchase Agreement.
     NOW THEREFORE, IN CONSIDERATION of the mutual promises contained in this Agreement, and other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, Assignor hereby agrees as follows:
1. Assignment and Assumption. In consideration of the purchase price equal to 99.9% times $6,750,000, Assignor hereby assigns and transfers to Assignee, all of Assignor’s right, title and interest in the JV II Interest, including, without limitation, all of Assignor’s rights to profits and distributions of cash after the date hereof under the Company Agreement (the “Assigned Company Interest”), as constituted pursuant to the Company Agreement. Assignee hereby accepts assignment of the Assigned Company Interest and assumes all obligations with respect thereto, and agrees to be bound by all the terms, covenants, and conditions of the Company Agreement.

2. Further Assurances. Assignor agrees to execute such further documents as Assignee may deem reasonably necessary or desirable to effectuate the purposes of this Assignment.
3. Miscellaneous. This Assignment (including all Recitals and Exhibits hereto) contains the entire agreement between the parties with respect to the subject matter hereof, supersedes all prior understandings, if any, with respect thereto.
     (A) This Assignment shall be governed by the laws of the State of Delaware, without regard to its conflict of law provisions.
     (B) This Assignment shall bind and inure to the benefit of the parties hereto and their respective heirs, executors, administrators, successors, assigns and personal representatives.
     (C) This Assignment may be executed in two or more counterparts, each of which shall be deemed an original, but and all of which shall constitute one and the same instrument.
[Signature Page Follows]

This Assignment is effective as of day and year first above written.

ASSIGNOR: HSRE-CAMPUS CREST IIA, a Delaware limited liability company
By:	HSREP II Holding, LLC, a Delaware limited
liability company, its sole member

By:	HSRE REIT II, a Maryland real estate investment trust, a member

By:
	Name:	Stephen Gordon
Its: Trustee

ASSIGNEE: CAMPUS CREST COMMUNITIES OPERATING PARTNERSHIP, LP, a Delaware limited partnership
By:	Campus Crest Communities GP, LLC, a
Delaware limited liability company, its sole general partner

By:	Campus Crest Communities, Inc., a Maryland corporation, its sole member

By:
	Name:	Donald L. Bobbitt, Jr.
Its: Chief Financial Officer

EXHIBIT C
FORM OF JV III ASSIGNMENT AGREEMENT
ASSIGNMENT AND ASSUMPTION AGREEMENT
     THIS ASSIGNMENT AND ASSUMPTION AGREEMENT (this “Assignment”), dated as of the            day of                , 20     (the “Closing Date”), is executed by and between HSRE-CAMPUS CREST IIIA, LLC, a Delaware limited liability company (“Assignor”), and CAMPUS CREST COMMUNITIES OPERATING PARTNERSHIP, LP, a Delaware limited partnership (“Assignee”).
RECITALS
     1. Assignor is the owner of 99.9% membership interest (the “JV III Interest”) in HSRE-Campus Crest III, LLC, a Delaware limited liability company (“JV III”).
     2.  The affairs of JV III are governed by that certain Operating Agreement effective as of                      ___, 2010 (the “Company Agreement”).
     3. Assignor and Assignee, entered into that certain Purchase and Sale Agreement, dated as of March      , 2010 (the “Purchase Agreement”). All capitalized terms that are not otherwise defined herein shall have the meanings ascribed to them in the Purchase Agreement.
     4. In accordance with the Purchase Agreement, Assignor desires to sell, assign and transfer all of its JV II Interest to Assignee, and Assignee desires to purchase all of the JV II Interest pursuant to the terms and conditions contained in the Purchase Agreement.
     NOW THEREFORE, IN CONSIDERATION of the mutual promises contained in this Agreement, and other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, Assignor hereby agrees as follows:
1. Assignment and Assumption. In consideration of the Purchase Price equal to 99.9% times the excess of (i) $16,600,000, minus (ii) the amount of the outstanding principal balance, plus any accrued, but unpaid interest thereon, of the debt encumbering the Carrollton Property as of the date of the JV III Closing, Assignor hereby assigns and transfers to Assignee, all of Assignor’s right, title and interest in the JV III Interest, including, without limitation, all of Assignor’s rights to profits and distributions of cash after the date hereof under the Company Agreement (the “Assigned Company Interest”), as constituted pursuant to the Company Agreement. Assignee hereby accepts assignment of the Assigned Company Interest and assumes all obligations with respect thereto, and agrees to be bound by all the terms, covenants, and conditions of the Company Agreement.
2. Further Assurances. Assignor agrees to execute such further documents as Assignee may deem reasonably necessary or desirable to effectuate the purposes of this Assignment.

3. Miscellaneous. This Assignment (including all Recitals and Exhibits hereto) contains the entire agreement between the parties with respect to the subject matter hereof, supersedes all prior understandings, if any, with respect thereto.
          (A) This Assignment shall be governed by the laws of the State of Delaware, without regard to its conflict of law provisions.
          (B) This Assignment shall bind and inure to the benefit of the parties hereto and their respective heirs, executors, administrators, successors, assigns and personal representatives.
          (C) This Assignment may be executed in two or more counterparts, each of which shall be deemed an original, but and all of which shall constitute one and the same instrument.
[Signature Page Follows]

     This Assignment is effective as of day and year first above written.

ASSIGNOR:

HSRE-CAMPUS CREST IIIA, a Delaware limited liability company

By:	HSREP II Holding, LLC, a Delaware limited liability company, its sole member

	By:	HSRE REIT II, a Maryland real estate investment trust, a member

By:

			Name:	Stephen Gordon
			Its:	Trustee

ASSIGNEE:

CAMPUS CREST COMMUNITIES OPERATING PARTNERSHIP, LP, a Delaware limited partnership

By:	Campus Crest Communities GP, LLC, a Delaware limited liability company, its sole general partner

	By:	Campus Crest Communities, Inc., a Maryland corporation, its sole member

By:

			Name:	Donald L. Bobbitt, Jr.
			Its:	Chief Financial Officer

EXHIBIT D
FORM OF SAN MARCOS ASSIGNMENT AGREEMENT
[NOTE: THIS FORM TO BE REVISED AS APPLICABLE IN THE EVENT UNABLE
TO OBTAIN LENDER CONSENT]
ASSIGNMENT AND ASSUMPTION AGREEMENT
     THIS ASSIGNMENT AND ASSUMPTION AGREEMENT (this “Assignment”), dated as of the              day of                    , 20       (the “Closing Date”), is executed by and between HSRE-CAMPUS CREST IA, LLC, a Delaware limited liability company (“Assignor”), CAMPUS CREST COMMUNITIES OPERATING PARTNERSHIP, LP, a Delaware limited partnership (“CCOP”), and CAMPUS CREST AT SAN MARCOS GP, LLC, a Delaware limited liability company (“CC San Marcos GP” and collectively, with CCOP, the “Assignee”).
RECITALS
     1. Assignor is the owner of an ownership interest (the “San Marcos LP Interest”) Campus Crest at San Marcos, LP, a Delaware limited partnership (the “San Marcos Property Owner”), and (ii) a membership interest (the “San Marcos GP Interest”) in HSRE-Campus Crest GP I, LLC, a Delaware limited liability company (“HSRE CC GP I”) (the San Marcos LP Interest and the San Marcos GP Interest shall be referred to herein, collectively, as the “San Marcos Interest”).
     2. The affairs of the San Marcos Property Owner are governed by that certain Limited Partnership Agreement of the San Marcos Property Owner effective as of [November 7, 2008] (the “Partnership Agreement”).
     3. The affairs of HSRE CC GP I are governed by that certain Operating Agreement of HSRE CC GP I effective as of [November 7, 2008] (the “Company Agreement”).
     4. Assignor and Assignee, entered into that certain Purchase and Sale Agreement, dated as of March        , 2010 (the “Purchase Agreement”). All capitalized terms that are not otherwise defined herein shall have the meanings ascribed to them in the Purchase Agreement.
     5. In accordance with the Purchase Agreement, (i) Assignor desires to sell, assign and transfer all of its San Marcos LP Interest to CCOP, and CCOP desires to purchase all of the San Marcos LP Interest pursuant to the terms and conditions contained in the Purchase Agreement and (ii) Assignor desires to sell, assign and transfer all of its San Marcos GP Interest to CC San Marcos GP, and CC San Marcos GP desires to purchase all of the San Marcos GP Interest pursuant to the terms and conditions contained in the Purchase Agreement
     NOW THEREFORE, IN CONSIDERATION of the mutual promises contained in this Agreement, and other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, Assignor hereby agrees as follows:

1. Assignment and Assumption. In consideration of the purchase price equal to 50.1% times the excess of (X) $23,200,000 minus (Y) the amount of the outstanding principal balance, plus any accrued, but unpaid interest thereon, of the debt encumbering the San Marcos Property as of the date of the San Marcos Closing,
     (A) Assignor hereby assigns and transfers to CCOP, all of Assignor’s right, title and interest in the San Marcos LP Interest, including, without limitation, all of Assignor’s rights to profits and distributions of cash after the date hereof under the Partnership Agreement (the “Assigned LP Interest”), as constituted pursuant to the Partnership Agreement. CCOP hereby accepts assignment of the Assigned LP Interest and assumes all obligations with respect thereto, and agrees to be bound by all the terms, covenants, and conditions of the Partnership Agreement.
     (B) Assignor hereby assigns and transfers to CC San Marcos GP, all of Assignor’s right, title and interest in the San Marcos GP Interest, including, without limitation, all of Assignor’s rights to profits and distributions of cash after the date hereof under the Company Agreement (the “Assigned GP Interest”), as constituted pursuant to the Company Agreement. CC San Marcos GP hereby accepts assignment of the Assigned GP Interest and assumes all obligations with respect thereto, and agrees to be bound by all the terms, covenants, and conditions of the Company Agreement.
2. Further Assurances. Assignor agrees to execute such further documents as Assignee may deem reasonably necessary or desirable to effectuate the purposes of this Assignment.
3. Miscellaneous. This Assignment (including all Recitals and Exhibits hereto) contains the entire agreement between the parties with respect to the subject matter hereof, supersedes all prior understandings, if any, with respect thereto.
     (A) This Assignment shall be governed by the laws of the State of Delaware, without regard to its conflict of law provisions.
     (B) This Assignment shall bind and inure to the benefit of the parties hereto and their respective heirs, executors, administrators, successors, assigns and personal representatives.
     (C) This Assignment may be executed in two or more counterparts, each of which shall be deemed an original, but and all of which shall constitute one and the same instrument.
[Signature Page Follows]

     This Assignment is effective as of day and year first above written.

ASSIGNOR:

HSRE-CAMPUS CREST IA, a Delaware limited liability company

By:	HSREP II Holding, LLC, a Delaware limited liability company, its sole member

By:	HSRE REIT II, a Maryland real estate investment trust, a member

By:
	Name:	Stephen Gordon
Its: Trustee

CCOP: CAMPUS CREST COMMUNITIES OPERATING PARTNERSHIP, LP, a Delaware limited partnership

By:	Campus Crest Communities GP, LLC, a Delaware limited liability company, its sole general partner

By:	Campus Crest Communities, Inc., a Maryland corporation, its sole member

By:
	Name:	Donald L. Bobbitt, Jr.
Its: Chief Financial Officer

CC SAN MARCOS GP: CAMPUS CREST AT SAN MARCOS GP, LLC, a Delaware limited liability company

By:	Campus Crest Properties, LLC, a North Carolina limited liability company, its Manager

By:
Name: Michael S. Hartnett Its: Manager